UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2019

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01    Other Items.

On December 16, 2019, Kinder Morgan, Inc. (“KMI”) issued a press release announcing that it has completed its previously announced sale of the U.S. portion of the Cochin Pipeline to Pembina Pipeline Corporation (“Pembina”) and that its subsidiary, Kinder Morgan Canada Limited (“KML”), has completed its previously announced arrangement with Pembina under which Pembina has acquired all of the outstanding common equity of KML, including the interest held by KMI.
The press release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press Release dated December 16, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: December 16, 2019	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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